SOUND SHORE FUND INC.
(the “Fund”)

Supplement dated January 6, 2023 to the Statement of Additional Information (“SAI”)
dated May 1, 2022, as supplemented

The Officers table in section 3 entitled “A. Directors and Officers” on page 10 of the SAI is hereby deleted in its entirety and replaced with the following:

Officers
Name, Address and Age	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Lowell E. Haims 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: May 1967	Secretary	Since October 2010	Chief Administrative Officer, Sound Shore Management, Inc., since October 2005; Chief Compliance Officer, Sound Shore Management Inc., since June 2007; Chartered Financial Analyst.
Charles S. Todd Three Canal Plaza Portland, Maine 04101 Birth Date: September 1971	Treasurer	Since June 2009	Managing Director, ACA Global, LLC (formerly Foreside Financial Group, LLC), since 2015.
Jack Huntington Three Canal Plaza Portland, Maine 04101 Birth Date: September 1970	Chief Compliance Officer/AMLCO	Since January 2023	Senior Principal Consultant and Fund Chief Compliance Officer, ACA Global, LLC (formerly Foreside Financial Group, LLC), since October 2015.

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For more information, please contact a Fund customer service representative toll free at
1-800-551-1980.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE